Exhibit 99.3

TRAQIQ, INC.

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF MARCH 31, 2023

(UNAUDITED)

On May 19, 2023, TraQiQ, Inc. (“TraQiQ” or the “Company”) entered into an Agreement and Plan of Merger (the “Titan Merger Agreement”) by and among TraQiQ, Titan Trucking, LLC (“Titan”) and the owners of Titan on May 19, 2023 (the “acquisition date”). Pursuant to the terms and conditions of the Titan Merger Agreement, the Company’s subsidiary Titan Merger Sub Corp. (“Merger Sub”) was merged with and into Titan on the acquisition date with Titan surviving as a wholly owned subsidiary of the Company (the “Titan Merger”). For U.S. federal income tax purposes, the Titan Merger qualified as a tax-free “reorganization”. Under the Terms of the Titan Merger Agreement, the Company agreed to pay the Titan owners 630,900 shares of the Company’s Series C Preferred Stock. Additionally, the company agreed to an inter-company capital contribution transfer of $500,000 to Titan. Concurrent to the Titan Merger, the Company’s CEO and one of the Company’s Directors resigned from their respective positions and a new CEO, COO, and CFO were appointed. Additionally, the new CEO and COO were both appointed as Directors of the Company. The Company additionally agreed to issue stock compensation in the form of 70,100 shares of the Company’s Series C Preferred Stock to the new CEO (the “Management Compensation Award”).

The following unaudited pro forma condensed consolidated statement of financial position of TraQiQ as of March 31, 2023, is based on the historical consolidated financial statements of TraQiQ and historical financial statements of Titan. The Titan Merger is accounted for as a reverse acquisition with Titan as the accounting acquiror of TraQiQ. Titan, as the accounting acquirer, recorded the assets acquired and liabilities assumed of TraQiQ in the Titan Merger at their fair values as of the acquisition date. TraQiQ remains the continuing registrant and reporting company. The unaudited pro forma condensed consolidated statements of operations of TraQiQ for the year ended December 31, 2022, and for the three months ended March 31, 2023, is based on the historical consolidated financial statements of TraQiQ and historical financial statements of Titan.

The transaction accounting adjustments consist of those necessary to account for the Titan Merger. The unaudited pro forma condensed consolidated statement of financial position as of March 31, 2023, gives effect to the Titan Merger and Management Compensation Award as if the transactions had occurred on March 31, 2023, and includes all adjustments necessary to reflect the application of acquisition accounting for the Titan Merger. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2022, and the three months ended March 31, 2023, give effect to the Merger as if they both had occurred on January 1, 2022 and include all adjustments necessary to reflect the accounting for the Titan Merger.

The unaudited pro forma condensed consolidated financial information does not give effect to any cost savings, operating synergies or revenue synergies that may result from Merger or the costs to achieve any synergies.

The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only, in accordance with Article 11 of Regulation S-X and are not intended to represent or to be indicative of the income or financial position that the Company would have reported had the Titan Merger been completed as of the dates set forth in the unaudited pro forma condensed consolidated financial statements due to various factors. The unaudited pro forma condensed consolidated statement of financial position does not purport to represent the future financial position of the Company and the unaudited pro forma condensed consolidated statements of operations do not purport to represent the future results of operations of the Company.

The unaudited pro forma condensed consolidated financial statements reflect management’s preliminary estimates of the fair value of purchase consideration and the fair values of tangible and intangible assets acquired and liabilities assumed in the Titan Merger. Since these unaudited pro forma condensed consolidated financial statements have been prepared based on preliminary estimates of the fair value of warrants and fair values of assets acquired and liabilities assumed, the actual amounts to be reported in future filings may differ materially from the amounts used in the pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial information is presented to illustrate the estimated effects of the Merger, and should be read in conjunction with the following:

i.	The audited financial statements of Titan as of and for the years ended December 31, 2022 and 2021.
ii.	The audited consolidated financial statements of TraQiQ as of and for the years ended December 31, 2022 and 2021.
iii.	The unaudited financial statements of TraQiQ as of and for the three-month periods ended March 31, 2023 and 2022

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TRAQIQ, INC.

PRO FORMA CONDENDSED CONSOLIDATED BALANCE SHEET

MARCH 31, 2023

(UNAUDITED)

	Traqiq	Titan	Transaction Adjustments		Consolidated

ASSETS

CURRENT ASSETS:
Cash	$139,573	$52,763	$-		$192,336
Accounts receivable, net	65,869	462,813	-		528,682
Subscription receivable	-	-	-		-
Other receivables	-	3,341	-		3,341
Prepaid expenses and other current assets	11,025	121,813	-		132,838
Inventory	359,845	-	-		359,845
Total Current Assets	576,312	640,730	-		1,217,042

NONCURRENT ASSETS:
Fixed assets, net	1,156	5,581,041	-		5,582,197
Intangible assets, net	10,446,668	680,625	-		11,127,293
Goodwill	7,292,885	-	-		7,292,885
Other assets	-	8,251	-		8,251
Right-of-use asset	-	172,518	-		172,518
	17,740,709	6,442,435	-		24,183,144

TOTAL ASSETS	$18,317,021	$7,083,165	$-		$25,400,186

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$932,348	$817,778	$-		$1,750,126
Customer deposits	311,544	-	-		311,544
Accrued payroll and related taxes	118,750	72,015	-		190,765
Derivative liability	112,333,348	-	-		112,333,348
Notes payable	3,607,480	816,694	-		4,424,174
Convertible notes payable	162,094	-	-		162,094
Operating lease liability, curernt	-	97,866	-		97,866

Total Current Liabilities	117,465,564	1,804,353	-		119,269,917

NONCURRENT LIABILITIES:
Long-term debt, net of current portion	-	3,175,282	-		3,175,282
Operating lease liability, net of current portion	-	89,723	-		89,723

TOTAL LIABILITIES	117,465,564	5,069,358	-		122,534,922

STOCKHOLDERS’ EQUITY (DEFICIENCY)
Traqiq:
Preferred stock, Series A	-	-	-		-
Preferred stock, Series B	147	-	-		147
Preferred stock, Series C	-	-	631	(b)	701
			70	(c)

Common stock	3,394	-	-		3,394
Additional paid-in capital	30,234,923	-	(129,387,007)	(d)	(71,217,593)
			15,669,287	(a)
			(631)	(b)
			6,675,420	(e)
			5,590,415	(c)

Accumulated deficit/Members’ Equity	(129,387,007)	2,013,807	129,387,007	(d)	(25,921,385)
			(6,675,420)	(e)
			(15,669,287)	(a)
			(5,590,485)	(c)

TOTAL STOCKHOLDERS’ EQUITY (DEFICIENCY)	(99,148,543)	2,013,807	-		(97,134,736)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIENCY)	$18,317,021	$7,083,165	$-		$25,400,186

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TRAQIQ, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2023

(UNAUDITED)

	Traqiq	Titan		Transaction Adjustments	Consolidated

Revenue	$65,040		$1,080,327	$-	$1,145,367
Cost of revenues	37,216		1,161,112	-	1,198,328
Gross profit (loss)	27,824		(80,785)	-	(52,961)

Operating expenses
Salaries and salary related costs	170,530		189,316	-	359,846
Stock-based compensation	-		194,779	-	194,779
Professional fees	31,951		6,419	-	38,370
General and administrative expenses	522,503		131,646	-	654,149
Total operating expenses	724,984		522,160	-	1,247,144

Loss from operations	(697,160)		(602,945)	-	(1,300,105)

Other income (expense), net:
Interest expense, net of interest income	(156,562)		(79,652)	-	(236,214)
Derivative expense	(94,183,461)			-	(94,183,461)
Other income (expense)	1,255		300	-	1,555
Change in fair value of derivative liability and derivative expense	(16,828,293)		-	-	(16,828,293)
Total other expense	(111,167,061)		(79,352)	-	(111,246,413)

Loss before provision for income taxes	(111,864,221)		(682,297)	-	(112,546,518)
Provision for income taxes	-		-	-	-
Net loss	$(111,864,221)		$(682,297)	$-	$(112,546,518)

Net loss per share
Basic	$(3.38)	$	N/A	$-	$(3.39)
Diluted	$(3.38)	$	N/A	$-	$(3.39)

Weighted-average common shares outstanding
Basic	33,060,136		N/A	N/A	33,236,102
Diluted	33,060,136		N/A	N/A	33,236,102

F-3

TRAQIQ, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2022

(UNAUDITED)

	Traqiq	Titan		Transaction Adjustments		Consolidated

Revenue	$1,582		$4,203,112	$-		$4,204,694
Cost of revenues	54,209		4,207,852	-		4,262,061
Gross profit	(52,627)		(4,740)	-		(57,367)

Operating expenses
Salaries and salary related costs	193,634		475,512	-		669,146
Stock-based compensation	-		-	5,590,485	(c)	5,590,485
Professional fees	359,107		265,575	-		624,682
General and administrative expenses	787,302		359,176	-		1,146,478
Total operating expenses	1,340,043		1,100,263	5,590,485		8,030,791

Loss from operations	(1,392,670)		(1,105,003)	(5,590,485)		(8,088,158)

Other income (expense), net:
Change in fair value of derivative liability	(855,590)		-	-		(855,590)
Gain (loss) on settlement of debt, net	1,752,678		812,305	-		2,564,983
Interest expense, net of interest income	(1,906,260)		(199,453)	-		(2,105,713)
Loss on sale of assets	-		(168,208)	-		(168,208)
Other income	-		1,696	-		1,696
Goodwill impairment	-		-	(15,669,287)	(a)	(15,669,287)
Total other income (expense)	(1,009,172)		446,340	(15,669,287)		(16,232,119)

Loss from continuing operations before provision for income taxes	(2,401,842)		(658,663)	(21,259,772)		(24,230,277)
Provision for income taxes	-		-	-		-
Net loss from continuing operations	$(2,401,842)		$(658,663)	$(21,259,772)		$(24,320,277)

Net loss from continuing operations per share
Basic (continuing operations)	$(0.54)	$	N/A	$(4.82)		$(5.51)
Diluted (continuing operations)	$(0.54)	$	N/A	$(4.82)		$(5.51)

Weighted-average common shares outstanding
Basic	4,410,595		N/A	4,410,595		4,410,595
Diluted	4,410,595		N/A	4,410,595		4,410,595

F-4

TRAQIQ, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2023 AND DECEMBER 31, 2022

(UNAUDITED)

NOTE 1 — BASIS OF PRO FORMA PRESENTATION

The accompanying unaudited pro forma consolidated financial information has been prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma consolidated financial information has been prepared to illustrate the effect of the Titan Merger and the Management Compensation Award (the “Merger Transactions”) and have been prepared for informational purposes only.

The unaudited pro forma consolidated balance sheet as of March 31, 2023, assumes that the Merger Transactions occurred on March 31, 2023. The unaudited pro forma consolidated income statements for the three months ended March 31, 2023, and year ended December 31, 2022, assume that the Merger Transactions occurred on January 1, 2022, respectively.

Management has made significant estimates and assumptions in its determination of the transaction accounting adjustments. As the unaudited pro forma consolidated financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.

The unaudited pro forma consolidated financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the Merger.

The transaction accounting adjustments reflecting the completion of the Titan Merger and the Management Compensation Awards are based on currently available information and assumptions and methodologies that management believes are reasonable under the circumstances. The unaudited transaction accounting adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the transaction accounting adjustments, and it is possible the difference may be material. Management believes that its assumptions and methodologies provide a reasonable basis for presenting all the significant effects of the Titan Merger and the Management Compensation Award transactions based on information available to management at the current time and that the transaction accounting adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma consolidated financial information.

In accordance with ASC 805 – Business Combinations, the Titan Merger was accounted for as a reverse acquisition with Titan being deemed the accounting acquirer of TraQiQ. Titan, as the accounting acquirer, recorded the assets acquired and liabilities assumed of TraQiQ in the Titan Merger at their fair values as of the acquisition date. Titan’s historical consolidated financial statements have replaced TraQiQ’s historical consolidated financial statements with respect to periods prior to the completion of the Titan Merger with retroactive adjustments to Titan’s legal capital to reflect the legal capital of TraQiQ. TraQiQ remains the continuing registrant and reporting company.

The unaudited pro forma consolidated financial information is not necessarily indicative of what the actual results of operations and financial position of TraQiQ, Inc. would have been had the Titan Merger and Management Compensation Awards taken place on the date indicated, nor are they indicative of the future consolidated results of operations or financial position of the post-combination company. They should be read in conjunction with the historical financial statements and notes thereto of TraQiQ and Titan.

NOTE 2 —ACCOUNTING POLICIES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma consolidated financial statements do not reflect any differences in accounting policies. The company has completed the review of Titan’s accounting policies and has concluded that differences between the accounting policies of the two companies are not material.

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NOTE 3 — TRANSACTION ACCOUNTING ADJUSTMENTS TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The transaction accounting adjustments included in the unaudited pro forma consolidated balance sheet as of March 31, 2023, and the unaudited pro forma statements of operations for the three months ended March 31, 2023 and the year ended December 31, 2022 are as follows:

A.	Effect of Titan Trucking, LLC Reverse Acquisition

In accordance with ASC 805 – Business Combinations, the Titan Merger was accounted for as a reverse acquisition with Titan being deemed the accounting acquirer of Traqiq. Titan, as the accounting acquirer, recorded the assets acquired and liabilities assumed of Traqiq in the Titan Merger at their fair values as of the acquisition date.

Titan was deemed to be the accounting acquirer based on the following facts and circumstances: (1) the Titan Owners owned approximately 65% of the voting interests of the combined company immediately following the transaction; (2) the Titan Merger resulted in significant changes to the combined company’s Board of Directors; (3) the Titan Merger resulted in significant changes to the management of the combined company.

The company accounted for the Titan Merger as a reverse acquisition using acquisition accounting. Because the Titan Merger qualifies as a reverse acquisition and given that Titan was a private company at the time of the Titan Merger and therefore its value was not readily determinable, the fair value of the merger consideration was deemed to be equal to quoted market capitalization of the Company at the acquisition date. The purchase consideration as if the transaction had occurred on March 31, 2023 and December 31, 2022 is as follows:

	March 31, 2023	December 31, 2022
TraQiQ, Inc. market capitalization	$27,162,222	$27,162,222
Total purchase consideration	$27,162,222	$27,162,222

The Company recorded all tangible and intangible assets acquired and liabilities assumed at their preliminary estimated fair values on the acquisition date. The following represents the allocation of the estimated purchase consideration as if the transaction had occurred on March 31, 2023 and December 31, 2022:

	Preliminary
	Estimated
	Fair Value
Description	March 31, 2023	December 31, 2022

Assets acquired:
Cash	$139,573	$10,895
Accounts receivable, net	65,869	358,865
Prepaid expenses and other current assets	11,025	1,667
Inventory	359,845	-
Fixed assets	1,156	-
Intangible assets	10,697,622	10,697,222
Goodwill	133,930,164	25,946,788
	$144,627,786	$37,015,837

Liabilities acquired:
Accounts payable and accrued expenses	$932,348	$2,021,264
Customer deposits	311,544	-
Accrued payroll and related taxes	118,750	-
Derivative liability	112,333,348	1,152,620
Contingent consideration – Rohuma	-	1,383,954
Contingent consideration – Mimo	-	656,179
Notes payable – related parties	-	3,800,561
Notes payable	3,607,480	184,186
Convertible notes payable	162,094	654,851
	$117,465,564	$9,853,615

Net fair value of assets acquired (liabilities assumed)	$27,162,222	$27,162,222

The Company has evaluated the goodwill recognized upon closing the reverse acquisition and has assessed it for impairment. As a result of the Company’s assessment, the Company impaired the goodwill and recognized an impairment expense in the pro forma consolidated financial statements.

F-6

B.	Series C Preferred Stock Issued as Consideration to the Titan Owners

The pro forma financial statements include the effects of the 630,900 shares of the Company’s Series C Preferred Stock paid to the Titan owners as consideration for the reverse acquisition.

C.	Stock-Based Compensation (“Management Compensation Award”)

The pro forma financial statements include the effects of 70,100 Preferred Stock Series C shares issued to the new CEO. The Preferred Stock Series C shares vested immediately. The fair value of the Series C Preferred Stock is determined using observable inputs (level 2 fair value measurement) with a market approach technique. The main input for the Series C Preferred Stock fair value is the price of the Company’s common stock.

D.	Elimination of the Historical Accumulated Deficit of TraQiQ

The pro forma financial statements account for the Titan Merger as a reverse acquisition in accordance with ASC 805 - Business Combinations, with TraQiQ treated as the legal acquirer and Titan treated as the accounting acquirer. As the accounting acquirer, Titan’s legal capital has been retroactively adjusted to reflect the legal capital of TraQiQ. Therefor, the transaction adjustment eliminates the historical accumulated deficit of TraQiQ in order to allow the presentation of the historical accumulated deficit of Titan within the TraQiQ legal capital structure.

E.	Elimination of the Historical Members’ Equity Balance of Titan

The pro forma financial statements account for the Titan Merger as a reverse acquisition in accordance with ASC 805 - Business Combinations, with TraQiQ treated as the legal acquirer and Titan treated as the accounting acquirer. As the accounting acquirer, Titan’s legal capital has been retroactively adjusted to reflect the legal capital of TraQiQ. Therefore, the transaction adjustment eliminates the historical Members’ Equity balance of Titan in order to allow the presentation of the historical Titan equity within the TraQiQ legal capital structure.

NOTE 3 — PRO FORMA NET LOSS PER SHARE

The pro forma basic and diluted net loss per share amounts were calculated using the Company’s historical weighted average common shares outstanding for the three months ended March 31, 2023, and the year ended December 31, 2022. The following table presents the computation of pro forma basic and diluted net loss per share:

	March 31,	December 31,
	2023	2022
Numerator:	$	$
Pro forma net loss	(112,246,518)	(24,320,277)
Denominator:
Weighted average common shares outstanding (basic and diluted)	33,236,102	4,410,595
Pro forma basic and diluted net loss per share	$(3.39)	$(5.51)

NOTE 4 — INCOME TAXES

The pro forma financial statements do not include an income tax provision as it is more likely than not that the Company will not be able to utilize the loss carry forwards. TraQiQ, Inc. and its subsidiaries are subject to income taxation in the U.S. federal tax jurisdiction and various state tax jurisdictions. Prior to the Titan Merger, Titan, with consent from its shareholders, had elected under the U.S. Internal Revenue Code to be an “S” corporation. In lieu of corporation income taxes, the shareholders of an “S” corporation are taxed on their proportionate share of the Company’s taxable income. For U.S. federal income tax purposes, the Titan Merger qualified as a tax-free “reorganization”. Therefore, following the Titan Merger, Titan is to be taxed as a “C” corporation in the U.S. federal tax jurisdiction and in various state tax jurisdictions.

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